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                                                                   Exhibit 32.2


                        SECTION 906 CERTIFICATION OF CFO

     I, Randall Jones, Chief Financial Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) the accompanying Yearly Report on Form 10-K of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   NATIONAL QUALITY CARE, INC.

Dated: April 6, 2005                               By:  /s/ RANDALL JONES
                                                       -----------------------
                                                            RANDALL JONES
                                                       CHIEF FINANCIAL OFFICER

     A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to National Quality Care, Inc. and will be retained by National Quality Care, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.